Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   4.67%
December, 1999   4.51%
November, 1999   5.51%
October, 1999   3.97%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.59%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$5,671,007,362.88